Exhibit 10(b)



                                         December 23, 1984



         Phillips Petroleum Company
         Phillips Building
         Bartlesville, OK 74004

         Attn:      William C. Douce,
                    Chairman of the Board
                    and Chief Executive Officer

         Gentlemen:

                    Each of the undersigned (the "Mesa Entities") hereby agrees, on the one hand, and by acceptance hereof
         Phillips Petroleum Company (the "Company") hereby agrees, on the other hand, that, subject to his or its own right to pursue his or its own legitimate business objectives independently and in good faith, (i) he or it and his or its affiliates will continue to do business with the other and with the other's directors, affiliates and associates and the affiliates and associates of the other's directors (collectively, "Related Parties") in the ordinary course and that the events relating to the Mesa Entities' attempt to acquire control of the Company and the Company's response thereto that have preceded this letter agreement will not be taken into account in making decisions with respect to business relations between them and (ii) he or it will not, and will not permit his or its affiliates to, directly or indirectly, take any action to, or encourage any other person or entity to, interfere with or adversely affect the business activities, contractual relationships or business opportunities of the other and the other's Related Parties.

                   This letter agreement shall be construed independ-ently of, and any breach hereof shall not affect any obligation of any party under, the separate agreement between us dated the date hereof. Such obligations under said separate agreement shall remain in full force and effect despite any claimed breach of this letter agreement.


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                     This letter agreement shall be governed and construed
          in accordance with the laws of the State of Delaware. Any actions, causes of action or suits which may hereafter be commenced by virtue of this letter agreement may only be brought in a federal or state court located in the State of Delaware and each party hereto agrees to submit to the jurisdiction of any such court in any such action, cause of action or suit which may be commenced by any other party hereto.

                    This letter agreement may be executed in two or more counterparts which together shall constitute a single agreement.

                                   Very truly yours,

                                   MESA PARTNERS:


                                   By: Mesa Asset Co., General Partner

                                   By /s/ David H. Batchelder
                                     --------------------------------


                                   By:  Cy-7. Inc., General Partner

                                   By /s/ Joel L. Reed
                                     --------------------------------

                                   and

                                   By: Jack-7, Inc.,  General Partner

                                   By /s/ Joel L. Reed
                                     --------------------------------


                                   MESA PETROLEUM CO.

                                   By /s/ David H. Batchelder
                                     --------------------------------


                                   MESA ASSET CO.

                                   By /s/ David H. Batchelder
                                     --------------------------------



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                                   WAGNER & BROWN
                                   WAGNER & BROWN II
                                   and
                                   BROWN & WAGNER

                                   By:  Cyril Wagner, Jr., General Partner

                                   By: Jack E. Brown, General Partner


                                   By /s/ Joel L. Reed
                                     --------------------------------
                                     Joel L. Reed, Attorney-in-Fact


                                   JACK-7, INC.

                                   By /s/ Joel L. Reed
                                     --------------------------------


                                   CY-7, INC.

                                   By /s/ Joel L. Reed
                                     --------------------------------


                                   Jack E. Brown,
                                      in his individual capacity


                                   By /s/ Joel L. Reed
                                     --------------------------------
                                     Joel L. Reed, Attorney-in-Fact


                                   Cyril Wagner, Jr.,
                                      in his individual capacity


                                   By /s/ Joel L. Reed
                                     --------------------------------
                                     Joel L. Reed, Attorney-in-Fact





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                                     /s/ T. Boone Pickens Jr.
                                     --------------------------------
                                     T. Boone Pickens Jr.,
                                      in his individual capacity



          ACCEPTED AND AGREED AS OF THE
          DATE WRITTEN ABOVE:

          PHILLIPS PETROLEUM COMPANY


          By
            ---------------------------------








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




                                     --------------------------------
                                     T. Boone Pickens Jr.,
                                      in his individual capacity



          ACCEPTED AND AGREED AS OF THE
          DATE WRITTEN ABOVE:

          PHILLIPS PETROLEUM COMPANY


          By  /s/ W.C. Douce
            ---------------------------------








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